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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

September 30, 2011 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.5%
CONSUMER DISCRETIONARY 1.2%
Media 1.2%
Virgin Media, Inc.	56,000	$1,363,600
Walt Disney Co. (The)	49,700	1,498,952
Total		2,862,552
TOTAL CONSUMER DISCRETIONARY		2,862,552
HEALTH CARE 1.6%
Health Care Equipment & Supplies 1.2%
Olympus Corp. (a)	55,400	1,709,856
Sirona Dental Systems, Inc. (b)	28,800	1,221,408
Total		2,931,264
Pharmaceuticals 0.4%
Hospira, Inc. (b)	21,800	806,600
TOTAL HEALTH CARE		3,737,864
INDUSTRIALS 0.5%
Electrical Equipment 0.5%
Nidec Corp. (a)	14,700	1,183,891
TOTAL INDUSTRIALS		1,183,891
INFORMATION TECHNOLOGY 96.2%
Communications Equipment 4.5%
QUALCOMM, Inc. (c)	224,245	10,905,034
Computers & Peripherals 13.8%
Apple, Inc. (b)(c)	40,200	15,323,436
Dell, Inc. (b)	127,300	1,801,295
EMC Corp. (b)	281,500	5,908,685
NetApp, Inc. (b)	263,900	8,956,766
Toshiba Corp. (a)	293,200	1,196,095
Total		33,186,277
Electronic Equipment, Instruments & Components 2.7%
Avnet, Inc. (b)	164,300	4,284,944
Jabil Circuit, Inc.	125,200	2,227,308
Total		6,512,252
Internet Software & Services 0.8%
eBay, Inc. (b)	41,400	1,220,886
Yandex NV, Class A (a)(b)	32,023	653,589
Total		1,874,475
IT Services 7.9%
Amdocs Ltd. (a)(b)	406,160	11,015,059

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
IT Services (continued)
hiSoft Technology International Ltd., ADR (a)(b)	98,384	$864,796
VeriFone Systems, Inc. (b)	47,600	1,666,952
Visa, Inc., Class A	64,700	5,546,084
Total		19,092,891
Office Electronics 2.1%
Xerox Corp.	707,300	4,929,881
Semiconductors & Semiconductor Equipment 26.3%
Advanced Micro Devices, Inc. (b)	1,776,355	9,023,883
Amkor Technology, Inc. (b)	146,288	637,816
Analog Devices, Inc.	21,600	675,000
ASML Holding NV, NY Registered Shares, ADR (a)	206,600	7,135,964
Atmel Corp. (b)	55,300	446,271
Broadcom Corp., Class A (b)	87,100	2,899,559
Intel Corp.	512,716	10,936,232
KLA-Tencor Corp.	407,100	15,583,788
Lam Research Corp. (b)	116,400	4,420,872
Marvell Technology Group Ltd. (a)(b)	131,039	1,903,997
Microsemi Corp. (b)	160,400	2,563,192
Novellus Systems, Inc. (b)	197,500	5,383,850
Spansion, Inc., Class A (b)	117,075	1,430,656
Total		63,041,080
Software 38.1%
BMC Software, Inc. (b)	221,962	8,558,855
Check Point Software Technologies Ltd. (a)(b)	98,700	5,207,412
JDA Software Group, Inc. (b)	180,800	4,237,952
Microsoft Corp.	419,800	10,448,822
Nuance Communications, Inc. (b)	440,400	8,966,544
Oracle Corp. (c)	383,900	11,033,286
Parametric Technology Corp. (b)	439,868	6,765,170
Quest Software, Inc. (b)	12,100	192,148
Symantec Corp. (b)	862,300	14,055,490
Synopsys, Inc. (b)	905,284	22,052,718
Total		91,518,397
TOTAL INFORMATION TECHNOLOGY		231,060,287
Total Common Stocks (Cost: $251,296,907)		$238,844,594

	Shares	Value

Money Market Fund 2.9%
Columbia Short-Term Cash Fund,
0.125%(d)(e)(f)	7,052,546	$7,052,546
Total Money Market Fund (Cost: $7,052,546)		$7,052,546

Total Investments
(Cost: $258,349,453) (g)	$245,897,140(h)
Other Assets & Liabilities, Net	(5,807,810)
Net Assets	$240,089,330

Investment in Derivatives

Open Options Contracts Written at September 30, 2011

Issuer	Puts/Calls	Number of Contracts	Exercise Price	Premium Received	Expiration Date	Value
Apple, Inc.	Call	20	$375.00	$21,053	October 2011	$43,650
Apple, Inc.	Call	21	370.00	25,466	October 2011	52,133
Apple, Inc.	Call	55	450.00	89,032	April 2012	117,150
Apple, Inc.	Put	88	280.00	124,386	April 2012	109,560
CISCO Systems, Inc.	Put	516	12.50	43,512	January 2012	24,510
Microsoft	Put	646	25.00	103,801	January 2012	132,753
NASDAQ 100, Index	Call	900	2,250.00	9,107,910	October 2011	3,249,000
Oracle Corp.	Put	866	23.00	85,540	January 2012	87,033
Oracle Corp.	Call	609	32.00	52,177	January 2012	86,174
Oracle Corp.	Call	649	40.00	59,342	January 2013	103,840
Oracle Corp.	Put	1,299	20.00	233,838	January 2013	272,790
QUALCOMM, Inc.	Call	312	60.00	25,608	November 2011	9,360
Total						$4,287,953

Notes to Portfolio of Investments

(a)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $30,870,659 or 12.86% of net assets.
(b)	Non-income producing.
(c)	At September 30, 2011, securities valued at $8,792,076 were held to cover open call options written.
(d)	The rate shown is the seven-day current annualized yield at September 30, 2011.

(e)	Investments in affiliates during the period ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$6,981,679	$109,971,041	$(109,900,174)	$—	$7,052,546	$10,828	$7,052,546

(f)	At September 30, 2011, cash or short-term securities were designated to cover open put and/or call options written.
(g)

At September 30, 2011, the cost of securities for federal income tax purposes was approximately $258,349,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$13,703,000
Unrealized Depreciation	(26,155,000)
Net Unrealized Depreciation	$(12,452,000)

(h)	Securities are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                             Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                             Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                             Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation in the most recent Semiannual Report dated June 30, 2011.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$2,862,552	$—	$—	$2,862,552
Health Care	2,028,008	1,709,856	—	3,737,864
Industrials	—	1,183,891	—	1,183,891
Information Technology	229,864,192	1,196,095	—	231,060,287
Total Equity Securities	234,754,752	4,089,842	—	238,844,594

Other	7,052,546	—	—	7,052,546
Affiliated Money Market Fund(c)
Total Other	7,052,546	—	—	7,052,546

Investments in Securities	241,807,298	4,089,842	—	245,897,140

Derivatives(d)
Liabilities
Options Contracts Written	(4,287,953)	—	—	(4,287,953)
Total	$237,519,345	$4,089,842	$—	$241,609,187

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

(d) Derivative instruments are valued at unrealized appreciation (depreciation).

Item 2. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By
/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By
/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	November 22, 2011

By
/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date	November 22, 2011